UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – March 23, 2010 (March 17, 2010)

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123708	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

New Equity Commitment Agreement

As previously disclosed, on August 3, 2009, Cooper-Standard Holdings Inc., a Delaware corporation (the “Company”), and each of its direct and indirect wholly-owned U.S. subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Company’s chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under Case No. 09-12743. On August 4, 2009, the Company’s Canadian subsidiary Cooper-Standard Automotive Canada Limited, a corporation organized under the laws of Ontario (the “Canadian Debtor”), commenced proceedings (the “Canadian Proceedings”) seeking relief from its creditors under Canada’s Companies’ Creditors Arrangement Act in the Ontario Superior Court of Justice in Toronto, Canada (Commercial List) (the “Canadian Court”), court file no. 09-8307-00CL.

As previously disclosed, on February 1, 2010, the Debtors filed with the Bankruptcy Court the Debtor’s Joint Chapter 11 Plan (the “Original Plan”) and an accompanying Disclosure Statement (the “Original Disclosure Statement”) and entered into a Commitment Agreement, dated February 1, 2010 (as amended, the “Original Equity Commitment Agreement”), with certain holders of the Company’s 7% Senior Notes due 2012 (the “Senior Notes”) and 8 3/8% Senior Subordinated Notes due 2014 (the “Senior Subordinated Notes”). The terms of the Original Equity Commitment Agreement were previously disclosed and are described under Item 1.01 of the Company’s Current Report on Form 8-K filed on February 5, 2010, and such description is incorporated by reference herein. The Original Equity Commitment Agreement was amended on March 18, 2010 in order to extend until March 26, 2010 the time period for approval by the Bankruptcy Court of the Original Equity Commitment Agreement, the form and manner of the original rights offering, the Original Disclosure Statement and the payment of the fees and expenses provided for in the Original Equity Commitment Agreement, including the commitment premium. The Canadian Debtor prepared and filed a plan of compromise and arrangement in the Canadian Proceedings with the Canadian Court on March 12, 2010.

On March 20, 2010, the Debtors filed with the Bankruptcy Court their First Amended Joint Chapter 11 Plan (the “Amended Plan”) and an accompanying Disclosure Statement (the “Amended Disclosure Statement”).

In connection with the filing of the Amended Plan and the Amended Disclosure Statement, the Company entered into a new Commitment Agreement, dated March 19, 2010 (the “New Equity Commitment Agreement”), with certain funds and/or accounts managed by Silver Point Capital, L.P., Barclays Bank PLC, Oak Hill Advisors, L.P., Lord, Abbett & Co. LLC, Capital Research and Management Company, TCW Asset Management Company and TD Asset Management Inc. (such funds and accounts, collectively, the “Backstop Purchasers”), all of which are holders of the Senior Notes and/or the Senior Subordinated Notes. The Backstop Purchasers collectively hold a majority of the outstanding principal amount of the Senior Notes and a substantial majority of the outstanding principal amount of the Senior Subordinated Notes. The New Equity Commitment Agreement replaces the Original Equity Commitment Agreement, which was terminated upon the execution of the New Equity Commitment Agreement.

Under the New Equity Commitment Agreement, the Backstop Purchasers have committed to purchase 11.75% of the new common stock of the Company and $100 million of 7% convertible preferred stock of the Company (convertible into 19.7% of the new common stock), upon its emergence from bankruptcy (in each case, assuming conversion of the new preferred stock), and fully backstop any unsubscribed portion of an equity rights offering (the “Rights Offering”) to be made to eligible holders of the Senior Subordinated Notes pursuant to the Amended Plan. The aggregate proceeds to the Company will be $355 million. The Backstop Purchasers will also receive warrants to purchase 7% of the new common stock of the Company (assuming conversion of the new preferred stock).

On account of their commitment to backstop the Rights Offering and certain other agreements to support the Amended Plan, and subject to certain customary exceptions, the Backstop Purchasers will receive pursuant to the New Equity Commitment Agreement an aggregate commitment premium equal to $12.4 million plus reimbursement for certain transaction expenses from the Company, subject to such amounts being approved by the Bankruptcy Court (to the extent not otherwise already approved) and the Bankruptcy Court’s approval of the New Equity Commitment Agreement and the form and manner of the Rights Offering.

The Rights Offering that the Backstop Purchasers have agreed to backstop, if consummated, would grant eligible holders (as defined in the Plan) of the Senior Subordinated Notes rights to purchase, in the aggregate, 39.6% of the new common stock of the Company upon its emergence from bankruptcy (assuming conversion of the new preferred stock). Further, under the Amended Plan, holders of Senior Subordinated Notes will be issued 8% of the new common stock of the Company and warrants to purchase, in the aggregate, 3% of the new common stock on the terms set forth in the Amended Plan (in each case, assuming conversion of the new preferred stock).

The commitment of the Backstop Purchasers is subject to a number of conditions, including Bankruptcy Court approval of the New Equity Commitment Agreement, confirmation of the Amended Plan, approval of the plan of compromise and arrangement by the Canadian Court, the Debtors obtaining exit financing on terms and conditions reasonably satisfactory to the Backstop Purchasers and there having not been any material adverse effect (as defined in the New Equity Commitment Agreement) on the Company and certain of its subsidiaries taken as a whole.

The Amended Plan, the Rights Offering, and all related transactions have the full support of the official committee of unsecured creditors (the “Creditors’ Committee”).

The foregoing descriptions of the New Equity Commitment Agreement and the Amended Plan are summaries only and do not purport to be complete and are qualified, in all respects, by the provisions of the New Equity Commitment Agreement and the Amended Plan, respectively, copies of which were filed with the Bankruptcy Court on March 20, 2010.

The Company recommends that its creditors refer to the limitations and qualifications included in the Amended Plan and the Amended Disclosure Statement. Information contained in the Amended Plan and the Amended Disclosure Statement is subject to change, whether as a result of amendments to the Amended Plan and the Amended Disclosure Statement, actions of third parties or otherwise.

Applicable bankruptcy law does not permit solicitation of acceptance of a plan of reorganization until the bankruptcy court approves the disclosure statement relating to such plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan. The Amended Plan will become effective only after it receives the requisite acceptance of the Debtors’ creditors and is confirmed by the Bankruptcy Court. There can be no assurance that the Amended Disclosure Statement will be approved by the Bankruptcy Court or that the Amended Plan will be acceptable to the Debtors’ creditors or confirmed by the Bankruptcy Court.

This report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase any securities in the contemplated Rights Offering. The contemplated Rights Offering will not commence until after the Company’s Amended Disclosure Statement has been approved by the Bankruptcy Court. Securities that may be issued pursuant to the contemplated Rights Offering or the New Equity Commitment Agreement will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States without registration or an available exemption from registration.

Cooper Tire Settlement Agreement

The Company, Cooper-Standard Automotive Inc. and the Canadian Debtor (collectively, the “Defendants”) were named as defendants in an adversary proceeding (Case No. 09-52014 (PJW)) initiated by Cooper Tire & Rubber Company and Cooper Tire Rubber & Company UK Limited (together, “Cooper Tire”) in the Bankruptcy Court on August 19, 2009 (the “Cooper Tire Adversary Proceeding”). Cooper Tire’s complaint had sought a declaratory judgment that Cooper Tire was entitled to a portion of the CAD$80 million tax refund received by the Canadian Debtor from the Canadian government on July 27, 2009 and a portion of all future refunds received by the Canadian Debtor, in each case relating to the period prior to the Company’s 2004 acquisition of Cooper Tire’s automotive segment (the “2004 Acquisition”).

In connection with the Cooper Tire Adversary Proceedings, the Defendants, Cooper Tire and the Creditors’ Committee entered into an Agreement Concerning Terms and Conditions of a Compromise and Settlement, dated March 17, 2010 (the “Cooper Tire Settlement Agreement”). Under the terms of the Cooper Tire Settlement Agreement, subject to Bankruptcy Court approval of the agreement, Cooper Tire agreed to dismiss its complaint in the Bankruptcy Court with prejudice and claim no further entitlement to the tax refunds. The Defendants agreed to, among other things, (i) pay Cooper Tire approximately $17.6 million in cash and (ii) to obtain a release of Cooper Tire’s obligations in connection with a guarantee of one of the Company’s leases or, alternatively, provide a letter of credit in favor of Cooper Tire, in the initial amount of $7 million (but declining by $1 million per year for seven years) to reimburse Cooper Tire for any amounts that it is required to pay the Company’s landlord on account of such guarantee. The Defendants and Cooper Tire have also granted general mutual releases to each other with respect to claims and liabilities under the purchase agreement governing the 2004 Acquisition and other claims and liabilities, subject to certain exceptions relating to certain continuing indemnification obligations. The effectiveness of the Cooper Tire Settlement Agreement is subject to Bankruptcy Court approval.

Item 1.02. Termination of a Material Definitive Agreement.

Upon execution of, and pursuant to the terms of, the New Equity Commitment Agreement, the Original Equity Commitment Agreement was terminated without any liability on the part of any party thereto. The information provided in Item 1.01 above regarding the Original Equity Commitment Agreement is incorporated by reference into this Item 1.02.

Item 8.01. Other Events.

On March 22, 2010, the Company issued a press release announcing the New Equity Commitment Agreement, the filing of the Amended Plan and the Amended Disclosure Statement and the Cooper Tire Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated March 22, 2010

Forward-Looking Statements

This report on Form 8-K, including the exhibit attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. The Company’s expectations, beliefs, and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties and other important factors include, but are not limited to, the effects of the Chapter 11 Cases on the Company; risks and uncertainties relating to approval by the Bankruptcy Court of the Amended Plan, the Amended Disclosure Statement and New Equity Commitment Agreement; the ability to obtain approval of motions in the chapter 11 proceedings from time to time; the ability to maintain contracts and suppliers and customer relationships; the ability to obtain exit financing; limitations on flexibility in operating business contained in the Company’s debt agreements; the Company’s dependence on the automotive industry; availability and cost of raw materials; the Company’s dependence on certain major customers; competition in the automotive industry; sovereign and other risks related to the Company’s conducting operations outside the United States; the uncertainty of the Company’s ability to achieve expected cost reduction savings; the Company’s exposure to product liability and warranty claims; labor conditions; the Company’s vulnerability to rising interest rates; the Company’s ability to meet customers’ needs for new and improved products in a timely manner; the Company’s ability to attract and retain key personnel; potential conflicts of interest between owners and the Company; the Company’s legal rights to its intellectual property portfolio; the Company’s pension plans; environmental and other regulations; the possibility that the Company’s bankruptcy exit strategy will not be successful and other risks listed in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008 and quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2009, particularly the sections entitled “Risk Factors” contained therein, and those described in filings made by the Company with the Bankruptcy Court. The outcome of the Chapter 11 Cases is uncertain and subject to substantial risk. There can be no assurance that the Company will be successful in achieving its financial restructuring. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

/s/ TIMOTHY W. HEFFERON
Name:	Timothy W. Hefferon
Title:	Vice President, General Counsel and Secretary

Dated: March 23, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated March 22, 2010